RULE 424b3
FORM F6   3338338

EFFECTIVE MARCH 26 2007
AO  PRIMORSKY SHIPPING
CHANGED ITS NAME TO
PRIMORSK SHIPPING
CORPORATION JOINT
STOCK COMPANY.

AMERICAN DEPOSITARY
SHARES
Each American Depositary
Share represents ten
deposited Shares

EXHIBIT A
IT IS EXPECTED THAT
SHARES DEPOSITED
HEREUNDER WILL BE
REGISTERED ON THE SHARE
REGISTER MAINTAINED BY
THE RUSSIAN SHARE
REGISTRAR OF AO PRIMORSKY
SHIPPING IN THE NAME OF
THE BANK OF NEW YORK AS
DEPOSITARY OR ITS NOMINEE
OR OF THE CUSTODIAN OR
ITS NOMINEE.  OWNERS AND
BENEFICIAL OWNERS SHOULD
BE AWARE HOWEVER THAT
RUSSIAS SYSTEM OF SHARE
REGISTRATION AND CUSTODY
CREATES CERTAIN RISKS OF
LOSS THAT ARE NOT
NORMALLY ASSOCIATED WITH
INVESTMENTS IN THE UNITED
STATES SECURITIES
MARKETS.  THE DEPOSITARY
WILL NOT BE LIABLE FOR
THE UNAVAILABILITY OF
SHARES OR FOR THE FAILURE
TO MAKE ANY DISTRIBUTION
OF CASH OR PROPERTY WITH
RESPECT THERETO AS A
RESULT OF SUCH
UNAVAILABILITY.

THE DEPOSITARY HAS BEEN
ADVISED BY RUSSIAN
COUNSEL THAT COURTS IN
THE RUSSIAN FEDERATION
MAY NOT RECOGNIZE OR
ENFORCE JUDGMENTS
OBTAINED IN THE FEDERAL
COURTS OF THE UNITED
STATES OF AMERICA OR THE
COURTS OF THE STATE OF
NEW YORK.



THE
BANK
OF
NEW
YORK

AMERI
CAN
DEPOS
ITARY
RECEI
PT

FOR ORDINARY SHARES OF
	THE
NOMINAL VALUE OF 25000
RUBLES EACH OF

AO
PRIMORS
KY
SHIPPIN
G
	INCORPORATED
UNDER THE LAWS OF THE
RUSSIAN FEDERATION

      The Bank of New York
as depositary hereinafter
called the Depositary
hereby certifies that  or
registered assigns IS THE
OWNER OF


AMERICAN DEPOSITARY
SHARES



representing deposited
ordinary shares in
registered form nominal
value 25000 Rubles herein
called Shares of AO
Primorsky Shipping
incorporated under the
laws of the Russian
Federation herein called
the Company.  The term
Depositary shall include
the Bank of New York
International Nominees a
New York partnership as
nominee of the Bank of
New York in whose name
shares are registered
pursuant to the Deposit
Agreement as such term is
hereinafter defined.  At
the date hereof each
American Depositary Share
represents ten Shares
deposited or subject to
deposit under the Deposit
Agreement as such term is
hereinafter defined at
the Moscow Russian
Federation office of
Internationale
Nederlanden Bank Eurasia
herein called the
Custodian.  The
Depositarys Corporate
Trust Office is located
at a different address
than its principal
executive office.  Its
Corporate Trust Office is
located at 101 Barclay
Street New York New York
10286 and its principal
executive office is
located at 48 Wall Street
New York New York 10286.


THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS

101 BARCLAY STREET NEW
YORK NEW YORK 10286

            1.	THE
DEPOSIT AGREEMENT.

            This American
Depositary Receipt is
one of an issue herein
called Receipts all
issued and to be issued
upon the terms and
conditions set forth in
the deposit agreement
dated as of March 25 1998
herein called the Deposit
Agreement by and among
the Company the
Depositary and all Owners
and Beneficial Owners
from time to time of
Receipts issued
thereunder each of whom
by accepting a Receipt
agrees to become a party
thereto and become bound
by all the terms and
conditions thereof.  The
Deposit Agreement sets
forth the rights of
Owners and Beneficial
Owners of the Receipts
and the rights and duties
of the Depositary in
respect of the Shares
deposited thereunder and
any and all other
securities property and
cash from time to time
received in respect of
such Shares and held
thereunder such Shares
securities property and
cash are herein called
Deposited Securities.
Copies of the Deposit
Agreement are on file at
the Depositarys Corporate
Trust Office in New York
City and at the office of
the Custodian.

            The statements
made on the face and
reverse of this Receipt
are summaries of certain
provisions of the Deposit
Agreement and are
qualified by and subject
to the detailed
provisions of the Deposit
Agreement to which
reference is hereby made.
 Capitalized terms
defined in the Deposit
Agreement and not defined
herein shall have the
meanings set forth in the
Deposit Agreement.

            2.	SURRENDER
OF RECEIPTS AND
WITHDRAWAL OF SHARES.





            Upon surrender
at the Corporate Trust
Office of the Depositary
of this Receipt
accompanied by such
documents as the
Depositary may require
including a purchasesale
contract relating to the
transfer of the Shares
and upon payment of the
fees and expenses of the
Depositary provided in
this Receipt and subject
to the terms and
conditions of the Deposit
Agreement the Owner
hereof is entitled to
delivery to him or upon
his order as permitted by
applicable law of the
Deposited Securities at
the time represented by
the American Depositary
Shares for which this
Receipt is issued.
Delivery of such
Deposited Securities may
be made by the delivery
of a certificates or
other documents
evidencing title
including extracts from
the Share Register in the
name of the Owner hereof
or as ordered by him or
certificates properly
endorsed or accompanied
by proper instruments of
transfer and b any other
securities property and
cash to which such Owner
is then entitled in
respect of this Receipt.
 The Depositary shall
direct the Custodian or
its agents to cause the
transfer and recordation
by the Russian Share
Registrar on the Share
Register of the Shares
being withdrawn in the
name of such Owner or as
directed by him as above
provided and the Company
shall ensure that such
transfer and recordation
is effected within
72 hours of the Russian
Share Registrars receipt
of such documentation as
may be required by
applicable law and the
reasonable and customary
regulations of the
Russian Share Registrar.
 Upon such transfer and
recordation the Custodian
shall deliver at the
Moscow Russian Federation
office of the Custodian
subject to Sections 2.06
3.01 and 3.02 and to the
other terms and
conditions of the Deposit
Agreement to or upon the
written order of the
person or persons
designated in the order
delivered to the
Depositary as above
provided documents
evidencing title
including extracts from
the Share Register for
the amount of Deposited
Securities represented by
the American Depositary
Shares evidenced by this
Receipt except that if
and to the extent
practicable the Deposi-
tary may make delivery to
such person or persons at
the Corporate Trust
Office of the Depositary
of any dividends or
distributions with
respect to the Deposited
Securities represented by
the American Depositary
Shares evidenced by such
Receipt or of any
proceeds of sale of any
dividends distributions
or rights which may at
the time be held by the
Depositary.  At the
request risk and expense
of any Owner so
surrendering this Receipt
and for the account of
such Owner the Depositary
shall direct the
Custodian to forward any
cash or other property
other than rights
comprising and forward a
certificate or
certificates and other
proper documents
evidencing title for as
described above the
Deposited Securities
represented by the
American Depositary
Shares evidenced by such
Receipt to the Depositary
for delivery at the
Corporate Trust Office of
the Depositary.  Such
direction shall be given
by letter or at the
request risk and expense
of such Owner by cable
telex or facsimile
transmission.

            3.	TRANSFERS
SPLITUPS AND COMBINATIONS
OF RECEIPTS.

            The transfer of
this Receipt is
registrable on the books
of the Depositary at its
Corporate Trust Office by
the Owner hereof in
person or by a duly
authorized attorney upon
surrender of this Receipt
properly endorsed for
transfer or accompanied
by proper instruments of
transfer and funds
sufficient to pay any
applicable transfer taxes
and the expenses of the
Depositary and upon
compliance with such
regulations if any as the
Depositary may establish
for such purpose.  This
Receipt may be split into
other such Receipts or
may be combined with
other such Receipts into
one Receipt evidencing
the same aggregate number
of American Depositary
Shares as the Receipt or
Receipts surrendered.  As
a condition precedent to
the execution and
delivery registration of
transfer splitup
combination or surrender
of any Receipt or
withdrawal of any
Deposited Securities the
Depositary the Custodian
or Registrar may require
payment from the
depositor of the Shares
or the presenter of the
Receipt of a sum
sufficient to reimburse
it for any tax or other
governmental charge and
any stock transfer or
registration fee with
respect thereto including
any such tax or charge
and fee with respect to
Shares being deposited or
withdrawn and payment of
any applicable fees and
expenses as provided in
this Receipt may require
the production of proof
satisfactory to it as to
the identity and
genuineness of any
signature and may also
require compliance with
such reasonable
regulations the
Depositary may establish
consistent with the
provisions of the Deposit
Agreement or this Receipt
including without
limitation this
Article 3.



            The delivery of
Receipts against deposits
of Shares generally or
against deposits of
particular Shares may be
suspended or the transfer
of Receipts in particular
instances may be refused
or the registration of
transfer of outstanding
Receipts generally may be
suspended during any
period when the transfer
books of the Depositary
are closed or if any such
action is deemed
necessary or advisable by
the Depositary or the
Company at any time or
from time to time because
of any requirement of law
or of any government or
governmental body or
commission or under any
provision of the Deposit
Agreement or this Receipt
or for any other reason
subject to the provisions
of the following
sentence.
Notwithstanding anything
to the contrary in the
Deposit Agreement or this
Receipt the surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be
suspended subject only to
i temporary delays caused
by closing the transfer
books of the Depositary
or the Company or the
deposit of Shares in
connection with voting at
a shareholders meeting or
the payment of dividends
ii the payment of fees
taxes and similar charges
and iii compliance with
any U.S. or foreign laws
or governmental regu-
lations relating to the
Receipts or to the
withdrawal of the
Deposited Securities.
Without limitation of the
foregoing the Depositary
shall not knowingly
accept for deposit under
the Deposit Agreement any
Shares required to be
registered under the
provisions of the
Securities Act of 1933
unless a registration
statement is in effect as
to such Shares.  The
Depositary will comply
with written instructions
of the Company that the
Depositary shall not
accept for deposit
hereunder any Shares
identified in such
instructions at such
times and under such
circumstances as may
reasonably be specified
in such instructions in
order to facilitate the
Companys compliance with
the securities laws in
the United States.

            4.	LIABILITY
OF OWNER OR BENEFICIAL
OWNER FOR TAXES.

            If any tax or
other governmental charge
shall become payable with
respect to any Receipt or
any Deposited Securities
represented hereby such
tax or other governmental
charge shall be payable
by the Owner or
Beneficial Owner hereof
to the Depositary and
such Owner or Beneficial
Owner shall be deemed
liable therefor.  In
addition to any other
remedies available to it
the Depositary may refuse
to effect any transfer of
this Receipt or any
withdrawal of Deposited
Securities represented by
American Depositary
Shares evidenced by such
Receipt until such
payment is made and may
withhold any dividends or
other distributions or
may sell for the account
of the Owner or
Beneficial Owner hereof
any part or all of the
Deposited Securities
represented by the
American Depositary
Shares evidenced by this
Receipt and may apply
such dividends or other
distributions or the
proceeds of any such sale
in payment of such tax or
other governmental charge
and the Owner or
Beneficial Owner hereof
shall remain liable for
any deficiency.  The
obligations of Owners and
Beneficial Owners of
Receipts under this
Article 4 shall survive
any transfer of Receipts
pursuant to Section 2.04
of the Deposit Agreement
any surrender of Receipts
and withdrawal of
Deposited Securities
pursuant to Section 2.05
of the Deposit Agreement
or the termination of the
Deposit Agreement
pursuant to Section 6.02
of the Deposit Agreement.



            5.	WARRANTIES
OF DEPOSITORS.

            Every person
depositing Shares
hereunder and under the
Deposit Agreement shall
be deemed thereby to
represent and warrant
that such Shares and each
certificate therefor are
validly issued fully paid
nonassessable and free of
any preemptive rights of
the holders of out-
standing Shares and that
the person making such
deposit is duly
authorized so to do.
Every such person shall
also be deemed to
represent that such
Shares and the Receipts
evidencing American
Depositary Shares
representing such Shares
would not be Restricted
Securities.  Such
representations and
warranties shall survive
the deposit of Shares and
issuance of Receipts.

            6.	FILING
PROOFS CERTIFICATES AND
OTHER INFORMATION.

            Any person
presenting Shares for
deposit or any Owner or
Beneficial Owner of a
Receipt may be required
from time to time to file
with the Depositary or
the Custodian such proof
of citizenship or
residence exchange
control approval or such
information relating to
the registration on the
books of the Company or
the Russian Share
Registrar if applicable
to execute such
certificates and to make
such representations and
warranties as the
Depositary or the Company
upon written notice to
the Depositary may deem
necessary or proper.  The
Depositary may and at the
reasonable request of the
Company will withhold the
delivery or registration
of transfer of any
Receipt or the
distribution of any
dividend or sale or
distribution of rights or
of the proceeds thereof
or the delivery of any
Deposited Securities
until such proof or other
information is filed or
such certificates are
executed or such
representations and
warranties made.  No
Share shall be accepted
for deposit unless
accompanied by evidence
satisfactory to the
Depositary that any
necessary approval has
been granted by any
governmental body in the
Russian Federation which
is then performing the
function of the
regulation of currency
exchange.

            7.	CHARGES OF
DEPOSITARY.



            The Company
agrees to pay the fees
reasonable expenses and
outofpocket charges of
the Depositary and those
of any Registrar only in
accordance with
agreements in writing
entered into between the
Depositary and the
Company from time to
time.  The Depositary
shall present detailed
statements for such
charges and expenses to
the Company once every
three 3 months.  The
charges and expenses of
the Custodian are for the
sole account of the
Depositary.

            The following
charges shall be incurred
by any party depositing
or withdrawing Shares or
by any Owner of Receipts
or by any party
surrendering Receipts or
to whom Receipts are
issued including without
limitation issuance
pursuant to a stock
dividend or stock split
declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03
of the Deposit Agreement
whichever applicable
1 taxes and other
governmental charges
2 such registration fees
as may from time to time
be in effect for the
registration of transfers
of Shares generally on
the Share Register of the
Company maintained by the
Russian Share Registrar
and applicable to
transfers of Shares to
the name of the
Depositary or its nominee
or the Custodian or its
nominee on the making of
deposits or withdrawals
under the terms of the
Deposit Agreement 3 such
cable telex and facsimile
transmission expenses as
are provided in the
Deposit Agreement 4 such
expenses as are incurred
by the Depositary in the
conversion of foreign
currency pursuant to
Section 4.05 of the
Deposit Agreement 5 a fee
of $5.00 or less per
100 American Depositary
Shares or portion thereof
for the execution and
delivery of Receipts
pursuant to Sections 2.03
4.03 or 4.04 of the
Deposit Agreement and the
surrender of Receipts
pursuant to Sections 2.05
or 6.02 of the Deposit
Agreement 6 a fee of
U.S.$.02 or less per
American Depositary Share
or portion thereof for
any cash distribution
made pursuant to the
Deposit Agreement
including but not limited
to Sections 4.01 through
4.04 of the Deposit
Agreement 7 a fee of $.01
or less per American
Depositary Share or
portion thereof per year
to cover such expenses as
are incurred for
inspections by the
Depositary the Custodian
or their respective
agents of the Share
Register maintained by
the Russian Share
Registrar which fee shall
be assessed against
Owners of record as of
the date or dates set by
the Depositary in
accordance with Section
4.06 of the Deposit
Agreement and shall be
collected at the sole
discretion of the
Depositary by billing
such Owners for such fee
or by deducting such fee
from one or more cash
dividends or other cash
distributions and 8 a fee
for the distribution of
securities pursuant to
Section 4.02 of the
Deposit Agreement such
fee being in an amount
equal to the fee for the
execution and delivery of
American Depositary
Shares referred to above
which would have been
charged as a result of
the deposit of such
securities for purposes
of this clause 8 treating
all such securities as if
they were Shares but
which securities are
instead distributed by
the Depositary to Owners.


            The Depositary
subject to Article 8
hereof may own and deal
in accordance with
applicable law in any
class of securities of
the Company and its
affiliates and in
Receipts.

            8.	PRERELEASE
OF RECEIPTS.

            The Depositary
may issue Receipts
against rights to receive
Shares from the Company
or the Russian Share
Registrar.  No such issue
of Receipts will be
deemed a PreRelease
subject to the
restrictions of the
following paragraph.



            Unless
requested by the Company
in writing to cease doing
so notwithstanding
Section 2.03 of the
Deposit Agreement the
Depositary may execute
and deliver Receipts
prior to the receipt of
Shares pursuant to
Section 2.02 of the
Deposit Agreement a
PreRelease.  The
Depositary may pursuant
to Section 2.05 of the
Deposit Agreement deliver
Shares upon the receipt
and cancellation of
Receipts which have been
PreReleased whether or
not such cancellation is
prior to the termination
of such PreRelease or the
Depositary knows that
such Receipt has been
PreReleased.  The
Depositary may receive
Receipts in lieu of
Shares in satisfaction of
a PreRelease.  Each
PreRelease will be
a preceded or accompanied
by a written represen-
tation from the person to
whom Receipts are to be
delivered the PreReleasee
that the PreReleasee or
its customer i owns the
Shares or Receipts to be
remitted as the case may
be ii assigns all
beneficial rights title
and interest in such
Shares or Receipts as the
case may be to the
Depositary in its
capacity as such and for
the benefit of the Owners
and iii will not take any
action with respect to
such Shares or Receipts
as the case may be that
is inconsistent with such
transfer of beneficial
ownership including
without the consent of
the Depositary disposing
of such Shares or
Receipts as the case may
be other than in
satisfaction of such
PreRelease b at all times
fully collateralized with
cash U.S. government
securities or such other
collateral as the
Depositary determines in
good faith will provide
substantially similar
liquidity and security
c terminable by the
Depositary on not more
than five 5 Business Days
notice and d subject to
such further indemnities
and credit regulations as
the Depositary deems
appropriate.  The number
of American Depositary
Shares outstanding at any
time as a result of
PreReleases will not
normally exceed thirty
percent 30% of the Shares
deposited under the
Deposit Agreement
provided however that the
Depositary reserves the
right to change or
disregard such limit from
time to time as it deems
appropriate and may with
the prior written consent
of the Company change
such limit for purposes
of general application.
The Depositary will also
set Dollar limits with
respect to PreRelease
transactions to be
entered into under the
Deposit Agreement with
any particular
PreReleasee on a case by
case basis as the
Depositary deems
appropriate.  For
purposes of enabling the
Depositary to fulfill its
obligations to the Owners
under the Deposit
Agreement the collateral
referred to in clause b
above shall be held by
the Depositary as
security for the
performance of the
PreReleasees obligations
to the Depositary in
connection with a
PreRelease transaction
including the
PreReleasees obligation
to deliver Shares or
Receipts upon termination
of a PreRelease
transaction and shall not
for the avoidance of
doubt constitute
Deposited Securities
under the Deposit
Agreement.

            The Depositary
may retain for its own
account any compensation
received by it in
connection with the fore-
going.  The Company shall
have no liability to any
Owner with respect to any
representations actions
or omissions by the
Depositary any holder of
Receipts or any Owner or
any of their respective
agents pursuant to
Section 2.09 of the
Deposit Agreement and
this Article 8.

            9.	TITLE TO
RECEIPTS.

            It is a
condition of this Receipt
and every successive
Owner and Beneficial
Owner of this Receipt by
accepting or holding the
same consents and agrees
that title to this
Receipt when properly
endorsed or accompanied
by proper instruments of
transfer is transferable
by delivery with the same
effect as in the case of
a negotiable instrument
under the laws of New
York provided however
that the Depositary
notwithstanding any
notice to the contrary
may treat the person in
whose name this Receipt
is registered on the
books of the Depositary
as the absolute owner
hereof for the purpose of
determining the person
entitled to distribution
of dividends or other
distributions or to any
notice provided for in
the Deposit Agreement or
for all other purposes
and neither the
Depositary nor the
Company will have any
obligation or be subject
to any liability under
the Deposit Agreement to
any holder of this
Receipt unless such
holder is the Owner
hereof.

            10.	VALIDITY
OF RECEIPT.



            This Receipt
shall not be entitled to
any benefits under the
Deposit Agreement or be
valid or obligatory for
any purpose unless this
Receipt shall have been
executed by the
Depositary by the manual
signature of a duly
authorized signatory of
the Depositary provided
however that such
signature may be a
facsimile if a Registrar
for the Receipts shall
have been appointed and
such Receipts are
countersigned by the
manual signature of a
duly authorized officer
of the Registrar.

            11.	REPORTS
INSPECTION OF TRANSFER
BOOKS.

            The Company
currently furnishes the
Securities and Exchange
Commission hereinafter
called the Commission
with certain public
reports and documents
required by foreign law
or otherwise under Rule
12g32b under the
Securities Exchange Act
of 1934.  Such reports
and communications will
be available for
inspection and copying by
Owners and Beneficial
Owners at the public
reference facilities
maintained by the
Commission located at
450 Fifth Street N.W.
Washington D.C. 20549.

            The Depositary
will make available for
inspection by Owners of
Receipts at its Corporate
Trust Office any reports
and communications
including any proxy
soliciting material
received from the Company
which are both a received
by the Depositary as the
holder of the Deposited
Securities and b made
generally available to
the holders of such
Deposited Securities by
the Company.  The
Depositary will also send
to Owners of Receipts
i copies of such reports
when furnished by the
Company pursuant to the
Deposit Agreement
ii copies of any written
communications provided
to the Depositary by the
Russian Share Registrar
pursuant to
Section 5.13bv of the
Deposit Agreement and
iii copies of any notices
given or required to be
given by the Depositary
pursuant to Section 5.13d
of the Deposit Agreement.
 Any such reports and
communications including
any such proxy soliciting
material furnished to the
Depositary by the Company
shall be furnished in
English to the extent
such materials are
required to be translated
into English pursuant to
any regulations of the
Commission.

            The Depositary
will keep books at its
Corporate Trust Office
for the registration of
Receipts and transfers of
Receipts which at all
reasonable times shall be
open for inspection by
the Owners of Receipts
provided that such
inspection shall not be
for the purpose of
communicating with Owners
of Receipts in the
interest of a business or
object other than the
business of the Company
including without
limitation a matter
related to the Deposit
Agreement or the
Receipts.



            12.	DIVIDENDS
AND DISTRIBUTIONS.

            As promptly as
practicable after the
Depositary receives any
cash dividend or other
cash distribution on any
Deposited Securities the
Depositary will if at the
time of receipt thereof
any amounts received in a
foreign currency can in
the judgment of the
Depositary be converted
on a reasonable basis
into United States
dollars transferable to
the United States and
subject to the Deposit
Agreement convert such
dividend or distribution
into Dollars and will as
promptly as practicable
distribute the amount
thus received net of the
fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the
Deposit Agreement to the
Owners of Receipts
entitled thereto provided
however that in the event
that the Company or the
Depositary is required to
withhold and does
withhold from any cash
dividend or other cash
distribution in respect
of any Deposited
Securities an amount on
account of taxes the
amount distributed to the
Owners of the Receipts
evidencing American
Depositary Shares
representing such
Deposited Securities
shall be reduced
accordingly.

            Subject to the
provisions of
Sections 4.11 and 5.09 of
the Deposit Agreement
whenever the Depositary
receives any distribution
other than a distribution
described in
Sections 4.01 4.03 or
4.04 of the Deposit
Agreement the Depositary
will as promptly as
practicable cause the
securities or property
received by it to be
distributed to the Owners
of Receipts entitled
thereto in any manner
that the Depositary may
reasonably deem equitable
and practicable for
accomplishing such
distribution provided
however that if in the
opinion of the Depositary
such distribution cannot
be made proportionately
among the Owners of
Receipts entitled thereto
or if for any other
reason the Depositary
deems such distribution
not to be feasible the
Depositary may after
consultation with the
Company to the extent
practicable adopt such
method as it may deem
equitable and practicable
for the purpose of
effecting such
distribution including
but not limited to the
public or private sale of
the securities or
property thus received or
any part thereof and the
net proceeds of any such
sale net of the fees and
expenses of the Deposi-
tary as provided in
Article 7 hereof and
Section 5.09 of the
Deposit Agreement will be
distributed by the
Depositary to the Owners
of Receipts entitled
thereto all in the manner
and subject to the
conditions described in
Section 4.01 of the
Deposit Agreement
provided however that no
distribution to Owners
pursuant to Section 4.02
of the Deposit Agreement
shall be unreasonably
delayed by any action of
the Depositary or any of
its agents.


            If any
distribution consists of
a dividend in or free
distribution of Shares
the Depositary may and
shall if the Company
shall so request
distribute as promptly as
practicable to the Owners
of outstanding Receipts
entitled thereto
additional Receipts
evidencing an aggregate
number of American
Depositary Shares
representing the amount
of Shares received as
such dividend or free
distribution subject to
the terms and conditions
of the Deposit Agreement
with respect to the
deposit of Shares and the
issuance of American
Depositary Shares
evidenced by Receipts
including the withholding
of any tax or other
governmental charge as
provided in Section 4.11
of the Deposit Agreement
and the payment of the
fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the
Deposit Agreement.  The
Depositary may withhold
any such distribution of
Receipts under
Section 4.03 of the
Deposit Agreement if it
has not received
satisfactory assurances
from the Company that
such distribution does
not require registration
under the Securities Act
of 1933 or is exempt from
registration under the
provisions of such Act.
In lieu of delivering
Receipts for fractional
American Depositary
Shares in any such case
the Depositary will sell
the amount of Shares
represented by the
aggregate of such
fractions and distribute
the net proceeds all in
the manner and subject to
the conditions set forth
in the Deposit Agreement
provided however that no
distribution to Owners
pursuant to Section 4.03
of the Deposit Agreement
will be unreasonably
delayed by any action of
the Depositary or any of
its agents.  If
additional Receipts are
not so distributed each
American Depositary Share
shall thenceforth also
represent the additional
Shares distributed upon
the Deposited Securities
represented thereby.

            In the event
that the Depositary
determines that any
distribution in property
including Shares and
rights to subscribe
therefor or any deposit
of Shares transfer of
Receipts or withdrawal of
Deposited Securities
under the Deposit
Agreement is subject to
any tax or other govern-
mental charge which the
Depositary is obligated
to withhold the
Depositary may by public
or private sale dispose
of all or a portion of
such property including
Shares and rights to
subscribe therefor in
such amounts and in such
manner as the Depositary
deems necessary and
practicable to pay any
such taxes or charges and
the Depositary shall
distribute the net
proceeds of any such sale
after deduction of such
taxes or charges to the
Owners of Receipts
entitled thereto.



            The Depositary
will forward to the
Company such information
from its records as the
Company may request to
enable the Company to
file necessary reports
with governmental
authorities or agencies
and either the Company or
the Depositary may file
any such reports
necessary to obtain
benefits under any
applicable tax treaties
for Owners.

            13.	RIGHTS.

            In the event
that the Company shall
offer or cause to be
offered to the holders of
any Deposited Securities
any rights to subscribe
for additional Shares or
any rights of any other
nature the Depositary
after consultation with
the Company to the extent
practicable shall have
discretion as to the
procedure to be followed
in making such rights
available to any Owners
or in disposing of such
rights on behalf of any
Owners and making the net
proceeds available to
such Owners or if by the
terms of such rights
offering or for any other
reason the Depositary may
not either make such
rights available to any
Owners or dispose of such
rights and make the net
proceeds available to
such Owners then the
Depositary shall allow
the rights to lapse.  If
at the time of the
offering of any rights
the Depositary determines
that it is lawful and
feasible to make such
rights available to all
or certain Owners but not
to other Owners the
Depositary may and at the
request of the Company
shall distribute to any
Owner to whom it
determines the
distribution to be lawful
and feasible in
proportion to the number
of American Depositary
Shares held by such Owner
warrants or other
instruments therefor in
such form as it deems
appropriate.

            In
circumstances in which
rights would otherwise
not be distributed if an
Owner of Receipts
requests the distribution
of warrants or other
instruments in order to
exercise the rights
allocable to the American
Depositary Shares of such
Owner hereunder the
Depositary will promptly
make such rights
available to such Owner
upon written notice from
the Company to the
Depositary that a the
Company has elected in
its sole discretion to
permit such rights to be
exercised and b such
Owner has executed such
documents as the Company
has determined in its
sole discretion are
reasonably required under
applicable law.



            If the
Depositary has
distributed warrants or
other instruments for
rights to all or certain
Owners then upon
instruction from such an
Owner pursuant to such
warrants or other
instruments to the
Depositary from such
Owner to exercise such
rights upon payment by
such Owner to the
Depositary for the
account of such Owner of
an amount equal to the
purchase price of the
Shares to be received
upon the exercise of the
rights and upon payment
of the fees and expenses
of the Depositary and any
other charges as set
forth in such warrants or
other instruments the
Depositary shall on
behalf of such Owner
exercise the rights and
purchase the Shares and
the Company shall cause
the Shares so purchased
to be delivered to the
Depositary on behalf of
such Owner.  As agent for
such Owner the Depositary
will cause the Shares so
purchased to be deposited
pursuant to Section 2.02
of the Deposit Agreement
and shall pursuant to
Section 2.03 of the
Deposit Agreement execute
and deliver Receipts to
such Owner provided
however that in the case
of a distribution
pursuant to the preceding
paragraph such deposit
shall be made and
depositary shares shall
be delivered under other
depositary arrangements
to be entered into
between the Company and
the Depositary which
provide for issuance of
depositary receipts
subject to the
appropriate restrictions
on sale deposit
cancellation and transfer
under applicable United
States laws.

            If the
Depositary determines
after consultation with
the Company to the extent
practicable that it is
not lawful and feasible
to make such rights
available to all or
certain Owners it may and
at the request of the
Company shall use its
best efforts that are
reasonable under the
circumstances to sell the
rights warrants or other
instruments in proportion
to the number of American
Depositary Shares held by
the Owners to whom it has
determined it may not
lawfully or feasibly make
such rights available and
shall allocate the net
proceeds of such sales
net of the fees and
expenses of the
Depositary as provided in
Section 5.09 of the
Deposit Agreement and all
taxes and governmental
charges payable in
connection with such
rights and subject to the
terms and conditions of
the Deposit Agreement for
the account of such
Owners otherwise entitled
to such rights warrants
or other instruments upon
an averaged or other
practical basis without
regard to any
distinctions among such
Owners because of
exchange restrictions or
the date of delivery of
any Receipt or otherwise.
 Such proceeds shall be
distributed as promptly
as practicable in
accordance with Section
4.01 of the Deposit
Agreement.



            The Depositary
will not offer rights to
Owners unless both the
rights and the securities
to which such rights
relate are either exempt
from registration under
the Securities Act of
1933 with respect to a
distribution to all
Owners or are registered
under the provisions of
such Act provided that
nothing in the Deposit
Agreement shall create
any obligation on the
part of the Company to
file a registration
statement with respect to
such rights or underlying
securities or to endeavor
to have such a
registration statement
declared effective.  If
an Owner of Receipts
requests the distribution
of warrants or other
instruments
notwithstanding that
there has been no such
registration under such
Act the Depositary shall
not effect such
distribution unless it
has received an opinion
from recognized counsel
in the United States for
the Company upon which
the Depositary may rely
that such distribution to
such Owner is exempt from
such registration.

            The Depositary
shall not be responsible
for any failure to
determine that it may be
lawful or feasible to
make such rights
available to Owners in
general or any Owner in
particular.

            14.	CONVERSION
OF FOREIGN CURRENCY.

            Whenever the
Depositary or the
Custodian shall receive
foreign currency by way
of dividends or other
distributions or the net
proceeds from the sale of
securities property or
rights into the
Depositarys foreign
investment account in the
Russian Federation and if
at the time of the
receipt thereof the
foreign currency so
received can in the
judgment of the
Depositary be converted
on a reasonable basis
into Dollars and the
resulting Dollars
transferred to the United
States the Depositary
shall convert or cause to
be converted as promptly
as practicable by sale or
in any other manner that
it may determine in
accordance with
applicable law such
foreign currency into
Dollars and such Dollars
shall be distributed as
promptly as practicable
to the Owners entitled
thereto or if the
Depositary shall have
distributed any warrants
or other instruments
which entitle the holders
thereof to such Dollars
then to the holders of
such warrants andor
instruments upon
surrender thereof for
cancellation.  Such
distribution may be made
upon an averaged or other
practicable basis without
regard to any
distinctions among Owners
on account of exchange
restrictions the date of
delivery of any Receipt
or otherwise and shall be
net of any expenses of
conversion into Dollars
incurred by the
Depositary as provided in
Section 5.09 of the
Deposit Agreement.

            If such
conversion or
distribution can be
effected only with the
approval or license of
any government or agency
thereof the Depositary
shall file as practicable
 application for such
approval or license
however the Depositary
shall be entitled to rely
on local Russian counsel
in such matters which
counsel shall be
instructed to act as
promptly as practicable.



            If at any time
any foreign currency
received by the
Depositary or the
Custodian is not pursuant
to applicable law
convertible into Dollars
transferable to the
United States or if any
approval or license of
any government or agency
thereof which is required
for such conversion is
denied or in the opinion
of the Depositary is not
obtainable or if any such
approval or license is
not promptly obtained the
Depositary shall a as to
that portion of the
foreign currency that is
convertible into Dollars
make such conversion and
if permitted by
applicable law transfer
such Dollars to the
United States for
distribution in
accordance with the first
paragraph of Section 4.05
of the Deposit Agreement
and b as to the
nonconvertible balance if
any i if requested in
writing by an Owner
distribute the foreign
currency or an
appropriate document
evidencing the right to
receive such foreign
currency received by the
Depositary to such Owner
and ii if not so
requested by the Owner
hold such foreign
currency uninvested and
without liability for
interest thereon for the
respective accounts of
the Owners entitled to
receive the same.

            If any such
conversion of foreign
currency in whole or in
part cannot be effected
for distribution to some
of the Owners entitled
thereto the Depositary
may in its discretion
make such conversion and
distribution in Dollars
to the extent permissible
to the Owners entitled
thereto and may
distribute the balance of
the foreign currency
received by the
Depositary to or hold
such balance uninvested
and without liability for
interest thereon for the
respective accounts of
the Owners entitled
thereto.

            15.	RECORD
DATES.

      The Depositary shall
fix a record date

            a  for the
determination of the
Owners who shall be

i.	entitled
to receive
a dividend
rights or
other
distributi
on or the
net
proceeds
of the
sale
thereof

ii.	entitled
to give
instructio
ns for the
exercise
of voting
rights at
any
meeting of
holders of
Shares or
other
Deposited
Securities

iii.	obligated
to pay any
charge
pursuant
to Section
5.098 of
the
Deposit
Agreement



iv.	entitled
or
obligated
as the
case may
be to act
in respect
of any
other
matter in
connection
with which
the
Depositary
shall find
it
necessary
or
convenient
to set a
record
date andor

            b	for the
determination of the date
on or after which each
American Depositary Share
will represent a
different number of
Shares pursuant to
Section 4.08 of the
Deposit Agreement.

            Subject to the
provisions of Sections
4.01 through 4.05 4.07
4.08 and 5.09 and to the
other terms and
conditions of the Deposit
Agreement x the Owners on
such record date in
proportion to the number
of American Depositary
Shares held by them
respectively shall as the
case may be i be entitled
to receive the amount
distributable by the
Depositary with respect
to such dividend rights
or other distribution or
the net proceeds of sale
thereof ii be entitled to
give voting instructions
iii be obligated to pay
such charge andor iv be
entitled or obligated as
the case may be to act in
respect of any other such
matter and y each
American Depositary Share
on and after such record
date will represent such
changed number of Shares.


            16.	VOTING OF
DEPOSITED SECURITIES.



            Upon receipt of
notice of any meeting of
holders of Shares or
other Deposited
Securities if requested
in writing by the Company
the Depositary shall as
soon as practicable
thereafter mail to the
Owners of Receipts a
notice the form of which
notice shall be
determined by the
Depositary after
consultation with the
Company which shall
contain a such
information as is
contained in such notice
of meeting received by
the Depositary from the
Company or if requested
by the Company a summary
of such information
provided by the Company
in English b a statement
that the Owners of
Receipts as of the close
of business on a
specified record date
will be entitled subject
to any applicable
provision of law and of
the Charter of the
Company to instruct the
Depositary as to the
exercise of the voting
rights if any pertaining
to the amount of Shares
or other Deposited
Securities represented by
their respective American
Depositary Shares and c a
statement as to the
manner in which such
instructions may be given
or deemed given in
accordance with the last
sentence of this
paragraph if no
instruction is received
to the Depositary to give
a discretionary proxy to
a person designated to
the Company.  Upon the
written request of an
Owner on such record date
received on or before the
date established by the
Depositary for such
purpose the Depositary
shall endeavor insofar as
practicable to vote or
cause to be voted the
amount of Shares or other
Deposited Securities
represented by such
American Depositary
Shares evidenced by such
Receipt in accordance
with the instructions set
forth in such request.
The Depositary shall not
vote or attempt to
exercise the right to
vote that attaches to the
Shares or other Deposited
Securities other than in
accordance with such
instructions or deemed
instructions.  If no
instructions are received
by the Depositary from
any Owner with respect to
any of the Deposited
Securities represented by
the American Depositary
Shares evidenced by such
Owners Receipts on or
before the date
established by the
Depositary for such
purpose the Depositary
shall deem such Owner to
have instructed the
Depositary to give a
discretionary proxy to a
person designated by the
Company with respect to
such Deposited Securities
and the Depositary shall
give a discretionary
proxy to a person
designated by the Company
to vote such Deposited
Securities provided that
no such instruction shall
be deemed given and no
such discretionary proxy
shall be given with
respect to any matter as
to which the Company
informs the Depositary
and the Company agrees to
provide such information
as promptly as
practicable in writing
that x the Company does
not wish such proxy given
y substantial opposition
exists or z such matter
materially and adversely
affects the rights of
holders of Shares.

            17.	CHANGES
AFFECTING DEPOSITED
SECURITIES.



            In
circumstances where the
provisions of
Section 4.03 of the
Deposit Agreement do not
apply upon any change in
nominal value change in
par value splitup
consolidation or any
other reclassification of
Deposited Securities or
upon any recapitalization
reorganization merger or
consolidation or sale of
assets affecting the
Company or to which it is
a party any securities
which shall be received
by the Depositary or a
Custodian in exchange for
or in conversion of or in
respect of Deposited
Securities shall be
treated as new Deposited
Securities under the
Deposit Agreement and
American Depositary
Shares shall thenceforth
represent in addition to
the existing Deposited
Securities the new
Deposited Securities so
received in exchange or
conversion unless
additional Receipts are
delivered pursuant to the
following sentence.  In
any such case the
Depositary may in its
reasonable discretion
after consultation with
the Company to the extent
practicable and shall if
the Company shall so
request execute and
deliver additional
Receipts as in the case
of a dividend in Shares
or call for the surrender
of outstanding Receipts
to be exchanged for new
Receipts specifically
describing such new
Deposited Securities.

            18.	LIABILITY
OF THE COMPANY AND
DEPOSITARY.





            Neither the
Depositary nor the
Company nor any of their
respective directors
employees agents or
affiliates shall incur
any liability to any
Owner or Beneficial Owner
of any Receipt if by
reason of any provision
of a any present or
future law or regulation
of the United States the
Russian Federation or any
other country or of any
other governmental or
regulatory authority or
stock exchange or by
reason of any act of God
or war or other
circumstances beyond its
control or b in the case
of the Depositary only i
any act or failure to act
of the Company or its
agents including the
Russian Share Registrar
or their respective
directors employees
agents or affiliates
ii any provision present
or future of the Charter
of the Company or any
other instrument of the
Company governing the
Deposited Securities or
iii any provision of any
securities issued or
distributed by the
Company or any offering
or distribution thereof
the Depositary or the
Company shall be
prevented delayed or
forbidden from or be
subject to any civil or
criminal penalty on
account of doing or
performing any act or
thing which by the terms
of the Deposit Agreement
it is provided shall be
done or performed
including in the case of
the Depositary delivery
of any Deposited
Securities or
distribution of cash or
property in respect
thereof pursuant to
Articles 12 and 13 hereof
nor shall the Depositary
or the Company or any of
their respective
directors employees
agents or affiliates
incur any liability to
any Owner or Beneficial
Owner by reason of any
nonperformance or delay
caused as aforesaid in
the performance of any
act or thing which by the
terms of the Deposit
Agreement it is provided
shall or may be done or
performed or by reason of
any exercise of or
failure to exercise any
discretion provided for
in the Deposit Agreement.
 Where by the terms of a
distribution pursuant to
Sections 4.01 4.02 or
4.03 of the Deposit
Agreement or an offering
or distribution pursuant
to Section 4.04 of the
Deposit Agreement or for
any other reason the
Depositary is prevented
or prohibited from making
such distribution or
offering available to
Owners and the Depositary
is prevented or
prohibited from disposing
of such distribution or
offering on behalf of
such Owners and making
the net proceeds
available to such Owners
then the Depositary after
consultation with the
Company to the extent
practicable shall not
make such distribution or
offering and shall allow
any rights if applicable
to lapse.  Neither the
Company nor the
Depositary assumes any
obligation or shall be
subject to any liability
under the Deposit
Agreement to Owners or
Beneficial Owners of
Receipts except that i
the Company agrees to
perform its obligations
specifically set forth in
the Deposit Agreement and
ii the Depositary agrees
to perform its
obligations specifically
set forth in the Deposit
Agreement without
negligence or bad faith.
 Neither the Depositary
nor the Company shall be
under any obligation to
appear in prosecute or
defend any action suit or
other proceeding in
respect of any Deposited
Securities or in respect
of the Receipts which in
its opinion may involve
it in expense or
liability unless
indemnity satisfactory to
it against all expense
and liability shall be
furnished as often as may
be required and the
Custodian shall not be
under any obligation
whatsoever with respect
to such proceedings the
responsibility of the
Custodian being solely to
the Depositary.  Neither
the Depositary nor the
Company shall be liable
for any action or
inaction by it in
reliance upon the advice
of or information from
legal counsel accountants
any person presenting
Shares for deposit any
Owner or Beneficial Owner
of a Receipt or any other
person believed by it in
good faith to be
competent to give such
advice or information
provided however that in
the case of the Company
advice of or information
from legal counsel is
from recognized U.S.
counsel for U.S. legal
issues recognized Russian
counsel for Russian legal
issues and recognized
counsel of any other
jurisdiction for legal
issues with respect to
that jurisdiction.  The
Depositary shall not be
subject to any liability
with respect to the
validity or worth of the
Deposited Securities.
The Depositary shall not
be responsible for any
failure to carry out any
instructions to vote any
of the Deposited
Securities or for the
manner in which any such
vote is cast or the
effect of any such vote
provided that any such
action or inaction is in
good faith.  The
Depositary shall not be
liable for any acts or
omissions made by a
successor depositary
whether in connection
with a previous act or
omission of the
Depositary or in
connection with a matter
arising wholly after the
removal or resignation of
the Depositary provided
that in connection with
the issue out of which
such potential liability
arises the Depositary
performed its obligations
without negligence or bad
faith while it acted as
Depositary.  The
Depositary shall not be
liable to the Company any
Owner or Beneficial Owner
of a Receipt or any other
person for the unavail-
ability of Deposited
Securities or for the
failure to make any
distribution of cash or
property with respect
thereto as a result of i
any act or failure to act
of the Company or its
agents including the
Russian Share Registrar
or their respective
directors employees
agents or affiliates
ii any provision of any
present or future law or
regulation of the United
States the Russian
Federation or any other
country iii any provision
of any present or future
regulation of any
governmental or
regulatory authority or
stock exchange iv any
provision of any present
or future Charter of the
Company or any other
instrument of the Company
governing the Deposited
Securities v any provi-
sion of any securities
issued or distributed by
the Company or any
offering or distribution
thereof or vi any act of
God or war or other
circumstance beyond its
control.  The Company
agrees to indemnify the
Depositary its Custodian
and their respective
directors employees
agents and affiliates and
any Custodian against and
hold each of them
harmless from any
liability or expense
including but not limited
to the expenses of
counsel which may arise
out of a any registration
with the Commission of
Receipts American
Depositary Shares or
Deposited Securities or
the offer or sale thereof
or out of acts performed
or omitted in accordance
with the provisions of
the Deposit Agreement and
of the Receipts as the
same may be amended
modified or supplemented
from time to time i by
either the Depositary or
a Custodian or their
respective directors
employees agents and
affiliates except for any
liability or expense
arising out of the
negligence or bad faith
of either of them and
except to the extent that
such liability or expense
arises out of information
relating to the
Depositary or the
Custodian as applicable
furnished in writing to
the Company by the
Depositary or the
Custodian as applicable
expressly for use in any
registration statement
proxy statement
prospectus or placement
memorandum or preliminary
prospectus ore
preliminary placement
memorandum relating to
the Shares or omissions
from such information or
ii by the Company or any
of its directors
employees agents and
affiliates or b the
unavailability of
Deposited Securities or
the failure to make any
distribution of cash or
property with respect
thereto as a result of i
any act or failure to act
of the Company or its
agents including the
Russian Share Registrar
or their respective
directors employees
agents or affiliates ii
any provision of any
present or future Charter
of the Company or any
other instrument of the
Company governing
Deposited Securities or
iii any provision of any
securities issued or
distributed by the
Company or any offering
or distribution thereof.
 No disclaimer of
liability under the
Securities Act of 1933 is
intended by any provision
of the Deposit Agreement.



            19.
	RESIGNATION AND
REMOVAL OF THE DEPOSITARY
APPOINTMENT OF SUCCESSOR
CUSTODIAN.

            The Depositary
may at any time resign as
Depositary hereunder by
written notice of its
election so to do
delivered to the Company
such resignation to take
effect upon the
appointment of a
successor depositary and
its acceptance of such
appointment as provided
in the Deposit Agreement.
 The Depositary may at
any time be removed by
the Company by written
notice of such removal
effective upon the
appointment of a
successor depositary and
its acceptance of such
appointment as provided
in the Deposit Agreement.
 Whenever the Depositary
in its discretion
determines that it is in
the best interest of the
Owners of Receipts to do
so it may appoint a
substitute or additional
custodian or custodians.

            20.	AMENDMENT.

            The form of the
Receipts and any
provisions of the Deposit
Agreement may at any time
and from time to time be
amended by agreement
between the Company and
the Depositary without
the consent of Owners or
Beneficial Owners of
Receipts in any respect
which they may deem
necessary or desirable.
Any amendment which shall
impose or increase any
fees or charges other
than taxes and other
governmental charges
registration fees and
cable telex or facsimile
transmission costs
delivery costs or other
such expenses or which
shall otherwise prejudice
any substantial existing
right of Owners of
Receipts shall however
not become effective as
to outstanding Receipts
until the expiration of
thirty 30 days after
notice of such amendment
shall have been given to
the Owners of outstanding
Receipts.  Every Owner of
a Receipt at the time any
amendment so becomes
effective shall be deemed
by continuing to hold
such Receipt to consent
and agree to such
amendment and to be bound
by the Deposit Agreement
as amended thereby.  In
no event shall any
amendment impair the
right of the Owner of any
Receipt to surrender such
Receipt and receive
therefor the Deposited
Securities represented
thereby except in order
to comply with mandatory
provisions of applicable
law.

            21.
	TERMINATION OF
DEPOSIT AGREEMENT.





            The Depositary
at any time at the
direction of the Company
shall terminate the
Deposit Agreement by
mailing notice of such
termination to the Owners
of all Receipts then
outstanding at least
thirty 30 days prior to
the date fixed in such
notice for such
termination.  The
Depositary may likewise
terminate the Deposit
Agreement by mailing
notice of such
termination to the
Company and the Owners of
all Receipts then
outstanding if at any
time thirty 30 days shall
have expired after the
Depositary shall have
delivered to the Company
a written notice of its
election to resign and a
successor depositary
shall not have been
appointed and accepted
its appointment as
provided in the Deposit
Agreement.  On and after
the date of termination
the Owner of a Receipt
will upon a surrender of
such Receipt at the
Corporate Trust Office of
the Depositary and b
payment of any applicable
taxes or governmental
charges and the fees and
expenses of the
Depositary including the
fee of the Depositary for
the surrender of Receipts
referred to in Article 7
hereof be entitled to
delivery to him or upon
his order of the amount
of Deposited Securities
represented by the
American Depositary
Shares evidenced by such
Receipt in the manner
provided in Section 2.05
of the Deposit Agreement.
 If any Receipts shall
remain outstanding after
the date of termination
the Depositary thereafter
shall discontinue the
registration of transfers
of Receipts shall suspend
the distribution of
dividends to the Owners
thereof and shall not
give any further notices
or perform any further
acts under the Deposit
Agreement except that the
Depositary shall continue
to collect dividends and
other distributions
pertaining to Deposited
Securities shall sell
rights and other property
as provided in the
Deposit Agreement and
shall continue to deliver
Deposited Securities
together with any
dividends or other
distributions received
with respect thereto and
the net proceeds of the
sale of any rights or
other property in
exchange for Receipts
surrendered to the
Depositary after
deducting in each case
the fees of the
Depositary for the
surrender of a Receipt
any expenses for the
account of the Owner of
such Receipt in
accordance with the terms
and conditions of the
Deposit Agreement and any
applicable taxes or
governmental charges.  At
any time after the
expiration of one year
from the date of
termination the
Depositary may sell the
Deposited Securities then
held under the Deposit
Agreement and may
thereafter hold
uninvested the net
proceeds of any such sale
together with any other
cash then held by it
thereunder unsegregated
and without liability for
interest for the pro rata
benefit of the Owners of
Receipts which have not
theretofore been
surrendered such Owners
thereupon becoming
general creditors of the
Depositary with respect
to such net proceeds.
After making such sale
the Depositary shall be
discharged from all
obligations under the
Deposit Agreement except
to account for such net
proceeds and other cash
after deducting in each
case the fees of the
Depositary for the
surrender of a Receipt
any expenses for the
account of the Owner of
such Receipt in
accordance with the terms
and conditions of the
Deposit Agreement and any
applicable taxes or
governmental charges.
Upon the termination of
the Deposit Agreement the
Company shall be
discharged from all
obligations under the
Deposit Agreement except
for its obligations to
the Depositary with
respect to
indemnification charges
and expenses.

            22.
ARBITRATION WAIVER OF
IMMUNITIES.

            The Deposit
Agreement provides that
any controversy claim or
cause of action brought
by i any party to the
Deposit Agreement against
the Company or ii by the
Company against the
Depositary arising out of
or relating to the Shares
or other Deposited
Securities the American
Depositary Shares the
Receipts or the Deposit
Agreement or the breach
thereof shall be settled
by arbitration in
accordance with the Rules
of the London Court of
International Arbitration
and that judgment upon
the award rendered by the
arbitrators may be
entered in any court
having jurisdiction
thereof provided that in
the event of any
thirdparty litigation to
which the Depositary is a
party and to which the
Company may properly be
joined the Company may be
so joined in any court in
which such litigation is
proceeding and provided
further that any such
controversy claim or
cause of action that
relates to or is based
upon the provisions of
the Federal securities
laws of the United States
or the rules and
regulations promulgated
thereunder may but need
not be submitted to
arbitration as provided
in the Deposit Agreement.
 The Deposit Agreement
further provides that any
controversy claim or
cause of action arising
out of or relating to the
Shares or other Deposited
Securities the American
Depositary Shares the
Receipts or the Deposit
Agreement not subject to
arbitration shall be
litigated in the Federal
and state courts in the
Borough of Manhattan.
The Company has agreed in
the Deposit Agreement to
appoint an agent in the
United States for service
of process.



            To the extent
that the Company or any
of its properties assets
or revenues may have or
hereafter become entitled
to or have attributed to
it any right of immunity
on the grounds of
sovereignty or otherwise
from any legal action
suit or proceeding from
the giving of any relief
in any respect thereof
from setoff or
counterclaim from the
jurisdiction of any court
from service of process
from attachment upon or
prior to judgment from
attachment in aid of
execution or judgment or
other legal process or
proceeding for the giving
of any relief or for the
enforcement of any
judgment in any
jurisdiction in which
proceedings may at any
time be commenced with
respect to its
obligations liabilities
or any other matter under
or arising out of or in
connection with the
Shares or Deposited
Securities the American
Depositary Shares the
Receipts or the Deposit
Agreement the Company to
the fullest extent
permitted by law hereby
irrevocably and
unconditionally waives
and agrees not to plead
or claim any such
immunity and consents to
such relief and
enforcement.

            23.
	REGISTRATION OF
SHARES RUSSIAN SHARE
REGISTRAR SHARE REGISTER.

            (a)	The
Company has agreed in the
Deposit Agreement that it
shall at any time and
from time to time

      (i)  take any
and all action as
may be necessary to
assure the accuracy
and completeness of
all information set
forth in the Share
Register maintained
by the Russian Share
Registrar in respect
of the Shares or
Deposited Securities

      (ii)  provide
or cause the Russian
Share Registrar to
provide to the
Depositary the
Custodian or their
respective agents
unrestricted access
to the Share
Register in such
manner and upon such
terms and conditions
as the Depositary
may in its sole
discretion deem
appropriate to
permit the
Depositary the
Custodian or their
respective agents to
regularly and in any
event not less than
monthly confirm the
number of Deposited
Securities
registered in the
name of the
Depositary the
Custodian or their
respective nominees
as applicable
pursuant to the
terms of the Deposit
Agreement and in
connection therewith
to provide the
Depositary the
Custodian or their
respective agents
upon request with a
duplicate extract
from the Share
Register duly
certified by the
Russian Share
Registrar or some
other evidence of
verification which
the Depositary in
its sole discretion
deems sufficient

      (iii)  ensure
that the Russian
Share Registrar
promptly and in any
event within 72
hours after receipt
from the Custodian
or any of its agents
of such
documentation as may
be required by
applicable law and
the reasonable and
customary
regulations of the
Russian Share
Registrar effects
the reregistration
of ownership of
Deposited Securities
in the Share
Register in
connection with any
deposit or
withdrawal of Shares
or Deposited
Securities under the
Deposit Agreement



      (iv)  permit
and cause the
Russian Share
Registrar to permit
the Depositary or
the Custodian to
register any Shares
or other Deposited
Securities held
under the Deposit
Agreement in the
name of the
Depositary the
Custodian or their
respective nominees
which may but need
not be a nonresident
of the Russian
Federation and

      (v)  ensure
that the Russian
Share Registrar
promptly notifies
the Depositary in
writing at the time
that the Russian
Share Registrar
A eliminates the
name of a
shareholder of the
Company from the
Share Register or
otherwise alters a
shareholders
interest in the
Companys shares and
such shareholder
alleges that such
elimination or
alteration is
unlawful B no longer
will be able
materially to comply
with or has engaged
in conduct that
indicates it will
not materially
comply with the
provisions of the
Deposit Agreement
relating to it
including without
limitation Section
5.13 thereof
C refuses to
reregister shares of
the Company in the
name of a particular
purchaser and such
purchaser or its
respective seller
alleges that such
refusal is unlawful
D holds shares of
the Company for its
own account or E has
materially breached
the provisions of
the Deposit
Agreement relating
to it including
without limitation
Section 5.13 thereof
and has failed to
cure such breach
within a reasonable
time.

            b	The
Company has agreed in the
Deposit Agreement that it
shall be solely liable
for any act or failure to
act on the part of the
Russian Share Registrar
and that the Company
shall be solely liable
for the unavailability of
Deposited Securities or
for the failure of the
Depositary to make any
distribution of cash or
property with respect
thereto as a result of i
any act or failure to act
of the Company or its
agents including the
Russian Share Registrar
or their respective
directors employees
agents or affiliates ii
any provision of any
present or future Charter
of the Company or any
other instrument of the
Company governing the
Deposited Securities or
iii any provision of any
securities issued or
distributed by the
Company or any offering
or distribution thereof.



            c	The
Depositary has agreed in
the Deposit Agreement for
the benefit of Owners and
Beneficial Owners that
the Depositary or the
Custodian will regularly
and in any event not less
than monthly confirm the
number of Deposited
Securities registered in
the name of the Deposi-
tary the Custodian or
their respective nominees
as applicable pursuant to
the terms of the Deposit
Agreement.  The Company
and the Depositary have
agreed in the Deposit
Agreement that for
purposes of the rights
and obligations under the
Deposit Agreement and
this Receipt of the
parties thereto and
hereto the records of the
Depositary and the
Custodian shall be
controlling for all
purposes with respect to
the number of Shares or
other Deposited
Securities which should
be registered in the name
of the Depositary the
Custodian or their
respective nominees as
applicable pursuant to
the terms of the Deposit
Agreement.  The
Depositary has agreed in
the Deposit Agreement
that it will instruct the
Custodian to maintain
custody of all duplicate
share extracts or other
evidence of verification
provided to the
Depositary the Custodian
or their respective
agents pursuant to the
Deposit Agreement.   In
the event of any material
discrepancy between the
records of the Depositary
or the Custodian and the
Share Register then if an
officer of the ADR
Department of the
Depositary has actual
knowledge of such
discrepancy the
Depositary will promptly
notify the Company.  In
the event of any
discrepancy between the
records of the Depositary
or the Custodian and the
Share Register the
Company has agreed that
whether or not it has
received any notification
from the Depositary it
will i use its best
efforts to cause the
Russian Share Registrar
to reconcile its records
to the records of the
Depositary or the
Custodian and to make
such corrections or
revisions in the Share
Register as may be
necessary in connection
therewith and ii to the
extent the Company is
unable to so reconcile
such records promptly
instruct the Depositary
to notify the Owners of
the existence of such
discrepancy.  Upon
receipt of such
instruction the Deposi-
tary will promptly give
such notification to the
Owners pursuant to
Section 4.09 of the
Deposit Agreement it
being understood that the
Depositary may at any
time give such
notification to the
Owners whether or not it
has received instructions
from the Company and the
Depositary will promptly
cease issuing Receipts
pursuant to Section 2.02
of the Deposit Agreement
until such time as in the
opinion of the Depositary
such records have been
appropriately reconciled.

            24.  DISCLOSURE
OF INTERESTS.



            To the extent
that provisions of or
governing any Deposited
Securities including the
Companys Charter or
applicable law may
require the disclosure of
beneficial or other
ownership of Deposited
Securities other Shares
and other securities to
the Company and may
provide for blocking
transfer and voting or
other rights to enforce
such disclosure or limit
such ownership Owners and
Beneficial Owners are
required to comply with
all such disclosure
requirements and
ownership limitations and
to cooperate with the
Depositarys compliance
with Company instructions
as to Receipts in respect
of any such enforcement
or limitation.


WARNING:  PLEASE BE ADVISED THAT A DIFFERENT PAGE NUBERNG STYLE
BEGINS FROM THIS PAGE ON.  DO NOT ALTER OR DELETE!


NY12529  239028.6